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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2000


                            ReliaStar Financial Corp.
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             (Exact name of registrant as specified in its charter)


       Delaware                     0-10640                 41-1620373
(State of Incorporation)    (Commission file number)      (I.R.S. Employer
                                                         Identification No.)

       20 Washington Avenue South
         Minneapolis, Minnesota                       55401
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 (Address of principal executive offices)          (Zip Code)

                                 (612) 372-5432
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                         (Registrant's telephone number)

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Item 5.  Other Events

         On August 7, 2000, ReliaStar Financial Corp. announced its earnings for the three months and six months ending June 30, 2000. A copy of the press release which discusses these matters is filed as an exhibit to, and incorporated by reference in, this report.

Item 7.  Financial Statements and Exhibits.

Exhibit
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  99       Press Release, dated August 7, 2000.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RELIASTAR FINANCIAL CORP.


Date: August 8, 2000                    By: /s/ Richard R. Crowl
                                            ----------------------------------
                                            Richard R. Crowl, Senior Vice
                                            President, General Counsel, and
                                            Secretary